Exhibit 99.1

31-Mar-2020

Babcock & Wilcox Enterprises, Inc.(BW)

Q4 2019 Earnings Call

Babcock & Wilcox Enterprises, Inc. (BW)
Q4 2019 Earnings Call     31-Mar-2020

Total Pages: 11

CORPORATE PARTICIPANTS

Megan Wilson     Louis Salamone
Vice President, Corporate Development & Investor Relations, Babcock     Chief Financial Officer, Babcock & Wilcox Enterprises, Inc. & Wilcox Enterprises, Inc.
Kenneth M. Young
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
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OTHER PARTICIPANTS

Max Williams Batzer
Portfolio Manager, Wynnefield Capital Management LLC
Robert Cathey
SCW Capital

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MANAGEMENT DISCUSSION SECTION

Operator: Ladies and gentlemen, thank you for standing by and welcome to the Babcock & Wilcox Enterprises Fourth Quarter and Full Year 2019 Earnings Conference Call. At this time, all participants are in a listen-only mode. After the speakers' presentation, there will be a question-and-answer session. [Operator Instructions]

I would now like to hand the conference over to your speaker today, Megan Wilson, Vice President, Investor Relations. Thank you. Please go ahead.
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Megan Wilson
Vice President, Corporate Development & Investor Relations, Babcock & Wilcox Enterprises, Inc.
Thank you, Shantel, and good afternoon, everyone. Welcome to Babcock & Wilcox Enterprises fourth quarter and full year 2019 earnings conference call. I'm Megan Wilson, Vice President of Investor Relations at B&W. Joining me this afternoon are Kenny Young, B&W's Chief Executive Officer; and Lou Salamone, Chief Financial Officer, to discuss our fourth quarter and full year results.

During this call, certain statements we make will be forward-looking. These statements are subject to risks and uncertainties, including those set forth in our Safe Harbor provision for forward-looking statements that can be

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found at the end of our earnings press release and also in our Annual Report on the Form 10-K that is on file with the SEC and provide further detail about the risks related to our business. Additionally, except as required by law, we undertake no obligation to update any forward-looking statements.

We also provide non-GAAP information regarding certain of our historical results to supplement the results provided in accordance with GAAP. This information should not be considered superior to or as a substitute for the comparable GAAP measures. A reconciliation of historical non-GAAP measures can be found in our fourth quarter and full year earnings release published yesterday afternoon.

With that, I will turn the call over to Kenny.
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Kenneth M. Young
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Thanks, Megan, and good afternoon, everyone, and thanks for taking the time to join us today.

Our 2019 results really demonstrate the effectiveness of our proven and experienced management team and implementation of our turnaround strategy. Our employees and technology are unsurpassed within the power industry, and we are executing on our operational and cost saving initiatives. We've achieved steadily increasing profitability for three consecutive quarters in 2019 on an adjusted EBITDA basis.

In the fourth quarter, we generated positive GAAP income from continuing operations for the first time since the third quarter of 2016. Our transformation has been accelerating, and we entered 2020 in our strongest position in years driving cost savings, improving operating margins, strengthening our balance sheet, growing profitable revenues and pursuing a robust pipeline of new opportunities worldwide. Our focus is bottom line results and strong cash management.

Like many companies around the world, we have been affected by the actions taken or being taken by various local and national governments worldwide due to the global COVID-19 pandemic and to control its spread. Several of our major offices and many of our projects are located in areas with restrictions that necessitate work from home arrangements and that force delays and deferrals in many of our projects. Like every company impacted by the pandemic, it's impossible for us to fully predict the extent or timing, including its influence on our liquidity and ongoing refinancing process.

However, in this time of crisis throughout the world, two key points encourage and drive us forward at Babcock & Wilcox. The first is that we are part of a critical industry. We provide products and services needed to ensure power and energy infrastructure in the US and around the world is available and ready to support our communities, and help deliver the products, technologies and services necessary to overcome this crisis. As such, we are deemed an essential business and we are able to continue operating and supporting our customers as requested.

We are in continual contact with our customers, suppliers, lenders and various government officials to work together on ways to deal with the challenges the pandemic presents, and we appreciate the support and collaboration we're seeing across the board. In addition, because of the critical nature of our business, we expect that a majority of revenues that are deferred due to the pandemic will eventually return in the fall of 2020 or the spring of 2021, depending on certain customer and project specific factors.

The second key point is that we have a talented and dedicated and experienced set of employees and management here at BW. This team has been honed and strengthened by the challenges that our businesses have faced in the past four years. As we grapple with the effects of the pandemic and related restrictions on our

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day-to-day lives, our employees have continued to demonstrate their commitment to ensuring our work continues, recognizing how critical it is to our customers and the people and communities they serve.

As I said, we can't fully predict the future impact of COVID-19 on our business and it's causing significant challenges. However, taken together, the fact that we are a critical industry provider, that we have a strong base and experienced and dedicated employees gives me the confidence that when the impacts of COVID-19 are better understood and managed globally and current restrictions are eased at the appropriate time, B&W will be well-positioned to continue executing our strategy to leverage our best-in-class core technologies, engineering and services to provide support – to support our customers around the globe. We will be able to drive forward with projects delayed or deferred because of the pandemic conditions, when the pandemic conditions allow, as we continue to pursue our strong pipeline of opportunities around the world.

I'll now turn the call over to Lou to discuss the fourth quarter 2019 in detail as we – as well as our full year results. Lou?
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Louis Salamone
Chief Financial Officer, Babcock & Wilcox Enterprises, Inc.
Thank you, Kenny. I'll review our fourth quarter 2019 consolidated and segment results in detail, and then I'll turn to our full year 2019 consolidated results. Further detail on our full year results can be found in the 10-K which we filed with the SEC.

Our fourth quarter consolidated revenues were $180.4 million. This was a decrease of about 19% compared to our fourth quarter 2018. This decrease was expected due to our focus on our core technologies and profitability, as well as some lower volume of periodic large construction new build projects in the B&W segment, which were completed prior in the year.

Our GAAP operating income for the fourth quarter was $10 million, inclusive of restructuring and settlement costs and advisory fees of approximately $7.2 million, compared to an operating loss of $137.7 million in the fourth quarter of 2018. The improvement in operating income was primarily due to improved gross margins in the Babcock & Wilcox segment, the absence of losses on our six European EPC loss contracts and the change in the strategy in the SPIG segment to improve its profitability by focusing on more selective bidding in core geographies and products. Our consolidated adjusted EBITDA also improved to a positive $19.3 million compared to a negative $114.2 million in the fourth quarter of 2018.

I'll now move and cover the fourth quarter segment results. The revenues in the Babcock & Wilcox segment were $137 million in the fourth quarter of 2019, a decrease of approximately 33.7% compared to the $206 million in the prior year period. This was primarily attributable to lower volume of large construction new builds in the fourth quarter as was expected based on the timing of the completion of some of our construction projects.

Adjusted EBITDA in the fourth quarter of 2019 was $19.1 million. This is a decrease of 33.6% compared to the $28.8 million in last year's quarter and was primarily due to the effects of lower volume. The segment adjusted EBITDA margin was 13.9% in the quarter at aboutthe same as the period for last year.

Fourth quarter adjusted gross profit in the segment was $39 million, a 15% decrease compared to the prior year period, primarily due to the decreased volume, which was partially offset by the benefits of our cost reduction processes. Gross profit margin improved to 28.4% as compared to 22.2% in the same prior period last year, primarily due to an improved revenue mix and increased proportion of higher margin parts sales and cost savings benefits.

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Moving on to the SPIG segment, as expected, due to our change in strategy, revenues decreased 48.1% to $18.7 million in the fourth quarter of 2019 compared to $36 million in the fourth quarter of 2018. This anticipated decrease was mainly due to lower volume of new build cooling systems projects following a shift to more selectively bid and focus on core geographies and products to improve our profitability.

Adjusted EBITDA was a negative $600,000, an improvement of $28.1 million over the prior year which was a negative $28.7 million. This was driven by our new strategy and the benefits of restructuring, SG&A cost savings and operating cost reductions. Adjusted gross profit margin improved to a positive $1 million in the fourth quarter of 2019 as compared to a negative $16.9 million in the prior year period primarily due to the effects of our new strategy.

Revenues in the Vølund & Other Renewable segment were $26.3 million for the fourth quarter of 2019 compared to a negative $10.3 million in the fourth quarter of 2018. Our fourth quarter revenues in this segment were higher compared to the prior year due to the impact of previously disclosed settlement related to certain EPC loss projects on 2018 revenues as well as increased volume in the segment's operations and maintenance, licensing and environmental lines, and partially offset by the sale of Loibl, which generated revenues of approximately $7.6 million in the prior year quarter.

Adjusted EBITDA in the quarter improved to a positive $2 million as compared to a negative $110 million in the fourth quarter of last year, returning the segment to profitability on an adjusted EBITDA basis. This was primarily due to the absence of losses in the European EPC loss contracts and the impact of the settlement in the fourth quarter 2018 results.

In the fourth quarter 2019, the segment recorded a gain of $1.2 million on the European EPC loss contracts as compared to $104 million of equivalent losses recorded in the fourth quarter of 2018, and this is inclusive of warranty expense. The segment had one remaining extended scope contract, which turned into a small loss in the fourth quarter of 2019 due to an increase in the estimate to complete this contract. This contract was, however, turned over to the customer in October of 2019.

Beyond the effect of the settlement on 2018 results and the absence of losses on the EPC loss contracts, fourth quarter 2019 adjusted EBITDA included lower levels of direct overhead support and lower SG&A, partially offset by the absence of the gross profit from Loibl due to its sale.

The segment adjusted gross profit was a positive $5.6 million in the fourth quarter of 2019, an improvement of $106.8 million compared to the negative $101.2 million reported in the fourth quarter of 2018.

I'll now turn to our full year results for 2019. For 2019 full year, the consolidated revenues were $859.1 million, an expected decrease of approximately 19% compared to 2018 and this was driven by the company's focus on our core technologies and on profitable – bidding on profitable contracts across all segments, as well as the completion of the European EPC loss contracts.

GAAP operating loss for 2019 was $29.4 million. That's inclusive of restructuring and settlement costs and advisory fees of $39.7 million compared to an operating loss of $426.6 million in 2018. The improvement in operating income was primarily due to improved gross margins in the Babcock & Wilcox segment, significantly lower level of losses on the European EPC loss contracts and a shift in our strategy in the SPIG segment to improve its profitability. The full year 2019 was profitable on an adjusted EBITDA basis with adjusted EBITDA of $33.3 million compared to a negative $297.7 million adjusted EBITDA in 2018.

I'll now turn to highlight our cash flow, balance sheet and liquidity. Cash flow from operations in the fourth quarter of 2019 generated $24.8 million. We ended the quarter with unrestricted cash and cash equivalents of $43.8

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million and our revolving debt as of December 31 was $179 million. Interest expense in the quarter was $27.5 million as compared to $13.9 million in the prior year quarter, and this increase was primarily driven by increases in amortization or accretion of deferred or contingencies related to our revolving credit facility and our last-out term loans.

We are continuing to pursue cost recoveries under various insurance policies and from subcontractors for the European EPC loss contracts. We've nearly completed the implementation of our cost saving initiatives that were targeted to be $119 million on an annualized basis. As of the end of the fourth quarter, roughly 97% of these savings measures have been implemented with the balance to be implemented in the first half of 2020. We will continue to look for additional opportunities to increase our efficiencies and we are also continuing to evaluate potential dispositions as appropriate.

As Kenny mentioned, before we began to feel the effects of COVID-19, the business was progressing as planned for the first quarter of 2020. We are an essential business. We support critical US and international energy and industrial infrastructure. We have a proven and experienced management team and an employee team that engineered the turnaround of our business last year. They are even more determined this year as we plan and implement changes throughout our operations in response to the unprecedented impacts of COVID-19.

Our business has been significantly affected by COVID-19 and the pandemic has caused uncertainty in the global financial markets. It's impossible to predict the impact, the uncertainty that has been created by this pandemic and what it will have on our business, liquidity and our other financial resources. However, we're focused on managing our costs and our cash flows through this crisis, while we are continually evaluating the effects of the financial market disruption on our business, and most importantly, to support our customers in the long term.

I'll now turn it back over to Kenny. Kenny?
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Kenneth M. Young
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Thanks, Lou. Yes. Can you hear me?
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Louis Salamone
Chief Financial Officer, Babcock & Wilcox Enterprises, Inc.
Yes.
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Kenneth M. Young
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
There we go.
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Louis Salamone
Chief Financial Officer, Babcock & Wilcox Enterprises, Inc.
We can hear you.
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Babcock & Wilcox Enterprises, Inc. (BW)
Q4 2019 Earnings Call     31-Mar-2020

Kenneth M. Young
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Thanks, Lou. Our performance in the fourth quarter of 2019 shows we've turned the corner on improving our profitability, following our recent strategic actions and cost saving efforts, entering 2020 in a position of strength, our demonstrated track record and working through significant challenges, while continuing to execute to provide confidence to our customers, lenders and shareholders, and our ability to successfully lead the business through this unprecedented period in recent global history.

We are communicating daily with each business segment and profit and loss leader in the company around the world to understand the impact of the pandemic as well as the related cash flows and contingencies on a project by project basis. We have strength in knowing the majority of our revenues that are deferred due to COVID-19 are expected to return in the fall of 2020 or spring of 2021, depending on the customers and various stages of each project.

We are working daily with our customers to support them throughout this period as well as continuing certain projects while planning the remobilization of delayed projects. We are also focusing on supporting our customers in our energy infrastructure, taking care of our employees and managing our cash flow and liquidity through this crisis to protect our fundamentally strong core business for the long term.

I will now turn the call back over to Shantel who will assist us in taking your questions.
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QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] Your first question comes from Max Batzer with Wynnefield Capital. Your line is open.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Hi, good afternoon. And I'd like to start by saying you guys have done a lot of heavy lifting last year, and it's certainly as in many companies that as you pointed out in your remarks Kenny, it is very tough after you've done all this work to be faced with the great unknown that we are looking at. And so, first of all, congratulations on good work on the heavy lifting that you've done and much to come.

Second of all, and now some questions, you're considered an essential business, does that apply in all jurisdictions that you're doing business here and other countries? Is there an essential business designation that [indiscernible] (21:26) all over the place?

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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Yeah. Can you hear me, okay? Sorry, we're doing this remotely.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Yeah. [indiscernible] (21:30). Thank you. Don't worry about it. I got you.
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
No, no, it's fine. We are an essential business and filed around the world in each of our operations and providing the services where local jurisdictions deem and support essential businesses in that filing from that standpoint, clearly because of our position, and supporting not only the energy sector both in the US but around the world and waste-to-energy sector around the world. But we do provide essential technologies to hospitals, communities and other institutions, as well as the paper and pulp industry that is still a vital function occurring today. And so again doing best we can and where we can, we are providing a lot of assistance and support effectively to those businesses as well too. But we are deemed essential and again jurisdictionally around the world, they call it different names where we are--we're deemed that way.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Got it. A rose by any of the names is still a rose. Are you finding any difficulty in keeping the people healthy and keeping your operation staffed? Is it [indiscernible] (22:42)?
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
No. Good question. From a company perspective, as of right now, we're not directly aware of any of our employees that have been tested positive for the virus. We clearly are taking significant steps, like most companies today around the world, both from a proactive standpoint, from a company perspective, also following closely not only here in the US with CDC and local guidelines and regulations with state local officials, but

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internationally as well too working with the foreign governments and following those guidelines as well, and doing our best to keep our employees safe.

Clearly, like many companies, we established a strong work at home presence. There are a few cases and if you ask aspects where we do have employees that need to go into the office you know obviously from an engineering perspective need to access certain technologies that would not be appropriate from a work at home, but we are taking those proactive measures. Our customers are supportive and working, and we're working with them to follow any of the compliance standards that they may be implementing as it relates to on-site activities when and where possible, and we're following their lead as well too on those employees and so far, we're very thrilled with the fact that we've not had any direct impact by our employees on a worldwide basis from a test-positive standpoint any of the virus.

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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Well, may it remain so and you know the work that you do requires people out on the line as well as on the computer, so that's good news. I've got two more short ones. One, how does this impact the refi that you were thinking of doing, I mean are you still active on that, are you still – are given your results in the fourth quarter, are institutions being supportive and is there chance moving ahead there?
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Yeah, Max, good question. We're – you know obviously the impacts of this virus on the business as we talked about in deferring a lot of revenues and projects, it obviously presents challenges as it relates to the refinancing effort and process at this point in time, and we're working closely with all lenders in discussions. At this point, I wouldn't want to go too much further than that, but you know we're in talks with the lenders as well as others around working and managing through all of this process at this point. But clearly, the COVID impact is felt, and it will be felt in the business and as well as in the refinancing, how far, we don't know and we're working through that real-time as we speak.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Well, that I'm glad to hear that at least you're still active on it and where there is like yourself and we've got to get through this and after the work you guys have done, I'm sure that there is some acknowledgment in the lending community and let's see how it plays out, last question and thank you very much for giving me this time. What's your cash burn [indiscernible] (26:00)?

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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Lou, do you want to take that, go ahead?
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC [indiscernible] (26:06).
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Louis Salamone     A
Chief Financial Officer, Babcock & Wilcox Enterprises, Inc.
Yeah. Operationally, cash right now is positive. Obviously, we can't really judge the future impacts, although we've been working closely on the COVID-19 pandemic. But right now, we have been utilizing our revolver and so far, we've been able to generate cash flow through borrowings and through the operations of our company.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Well, let's hope that the operations continue. So, you don't have to impact revolver too hard, and I guess that we'll just have to see once again how that plays out. Thank you very much for taking my questions.
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Thank you, Max.
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Max Williams Batzer     Q
Portfolio Manager, Wynnefield Capital Management LLC
Good luck, guys.
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Babcock & Wilcox Enterprises, Inc. (BW)
Q4 2019 Earnings Call     31-Mar-2020

Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Thank you.
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Operator: [Operator Instructions] Your next question comes from Robert Cathey with SCW Capital. Your line is open.

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    Q

Hey, guys. Yeah, I'd like to reiterate...
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Hey, Robert.
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    Q

...thanks so much for the hard work here. We appreciate it. I know you guys have been through a lot. I was just curious on, I know you can't comment on the specifics of likelihood of financing, but what is that, what do you need and perhaps what do you want in the form of the facility that would – I mean what would work and then what would be your ideal wish list?
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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Well, I think from our – Robert, the best way I can answer that I think and Lou feel free to chime in, but I think the best way I can answer that is clearly right now like every other company around the world, we're, first and

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Q4 2019 Earnings Call     31-Mar-2020

foremost, trying to protect our customers and employees and making sure that we have capital sufficient to work through this particular period where projects are delayed or deferred. So, we're working as I mentioned in the briefing here, we're working 24/7 literally. I mean, it literally is probably 18 hour days right now, we are around the world working project by project on a day in, day out basis to really ascertain the impact of the cash flows in the projects either by cases where we have to defer a project, delay a project where the client has chosen to take initiatives to limit the number of personnel on site, and therefore certain projects have been delayed or deferred.

I think our standpoint and what we're trying to identify, I wouldn't want to go into details here, but what we're trying to identify is what is the gap, if you will, in working through this period, so it's obviously questions we all have as it relates to how long will this period last and when will globally the various government actions allow us to get back to work and some normality in the business. Some of that will happen in phases, some of that will hopefully start shortly here this summer and again in certain parts of the world it is where some of these lockdowns and shutdowns and quarantines will start to be lifted possibly, others will be deferred to the fall yet. Others right now are still being – we're working through with the customers to determine whether or not that would occur in the fall, that occurs in spring or if they shifted out a full year, and these are all in various stages right now, and we are working to identify that. It depends on obviously how long this lasts and when we can get back to work and obviously start recognizing revenue.

At the same time, we're working through that. We're also working with various government officials and various government programs that all of you are following, trying to ascertain which of those programs or grants or loans or deferment of taxes and otherwise that we can leverage as a company and implement within our cash flow strategies. We're watching that very closely. We have a number of professional resources assisting with that. We are obviously doing that from a company standpoint as well. And we're just a little bit early as it relates to what are those opportunities. You know we can – we've all I'm sure stayed on top of the news and we have ideas and concepts that we think. We'll be able to support the company but not to the point that we can 100% plan on those. And we're working through that real time and then working with our lenders real-time as it relates to how much cash will need to support.

So it's all in a real-time aspect. And obviously, as we announce programs that were cost containments or other programs to defer some cash flows, some of that we will have to publicly announce and we'll do so and others we will do as it just relates to good prudence on managing the business at this point, but it's too early to really tell the full impact and we'll – we're obviously working on that real-time with everyone, our stakeholders, shareholders and board to determine that and work through how best we can manage through this period.
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    Q

Okay. Well, that's helpful. I appreciate. And again, good luck, guys, and thanks for the hard work.

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Kenneth M. Young     A
Chief Executive Officer, Babcock & Wilcox Enterprises, Inc.
Yeah. No problem. Thanks for the support. We appreciate that.
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Operator: There are no further questions at this time. I'll now turn the call back over to the presenters for closing remarks.
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Megan Wilson
Vice President, Corporate Development & Investor Relations, Babcock & Wilcox Enterprises, Inc.
Thank you for joining us. That concludes our conference call. A replay will be available for a limited time on our website later today.
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Operator: This concludes today's conference call. You may now disconnect.